                                                                   EXHIBIT 10.24


[CHASE LOGO]


                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

         THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated effective as of February 12, 2001 (the "Effective Date"), is among CRAFTMADE INTERNATIONAL, INC., a Delaware corporation, DUROCRAFT INTERNATIONAL, INC., a Texas corporation, TRADE SOURCE INTERNATIONAL, INC., a Delaware corporation, DESIGN TRENDS, LLC, a Delaware limited liability company (collectively, jointly and severally, "Borrower"), C/D/R INCORPORATED, a Delaware corporation ("C/D/R"), THE CHASE MANHATTAN BANK (successor by merger to Chase Bank of Texas, National Association, formerly named Texas Commerce Bank National Association), as agent ("Agent"), and THE CHASE MANHATTAN BANK and THE FROST NATIONAL BANK (collectively, "Lenders").

                              PRELIMINARY STATEMENT

         Agent, Lenders and Borrower are parties to a Credit Agreement dated as of May 30, 1996, as amended by a First Amendment dated as of October 8, 1996, a Second Amendment dated as of November 1, 1997, a Third Amendment dated as of July 1, 1998, a Fourth Amendment dated as of April 2, 1999, a Fifth Amendment (in letter form) dated as of August 11, 1999, a Sixth Amendment dated as of November 12, 1999 and a Seventh Amendment dated as of May 12, 2000 (as so amended, the "Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment shall have the same meanings herein as in the Credit Agreement.

         Agent, Lenders and Borrower have agreed to amend the Credit Agreement to modify the terms of the existing indebtedness and provide for additional credit, subject to the terms and conditions of the Credit Agreement as amended hereby and to effect certain other desired changes.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Agent, Lenders and Borrower hereby agree as follows:

         Section 1. Deletion of Definitions. The following definitions and all references and meanings thereto are hereby deleted in their entirety from the Credit Agreement:

         "Closing Date."

         "Term Loan Commitment."

         "Term Loan Maturity Date."

         "Term Loan Notes."

         "Term Loans."

         Section 2. Amendment of Definitions. The following definitions in
Section 1 of the Credit Agreement are amended to read in their entirety as follows:

         ""Advance" means an advance of funds from time to time by Lenders to Borrower under the Revolving Credit Commitment."

         ""Applicable Rate" means:

                  (a) during the period that an Advance is a Prime Rate Advance, the Prime Rate minus 1/2 of one percent (0.5%); and

                  (b) during the period that an Advance is a Eurodollar Advance, the Eurodollar Rate plus (i) at all times when the most recent compliance certificate delivered in accordance with SECTION 7.1(c) shows that the Consolidated Debt to Consolidated Tangible Net Worth Ratio is less than 2.0 to 1.0, one and one-half percent (1.50%), (ii) at all times when the most recent compliance certificate delivered in accordance with SECTION 7.1(c) shows that the Consolidated Debt to Consolidated Tangible Net Worth Ratio is greater than or equal to 2.0 to 1.0, but less than 2.5 to 1.0, one and three quarters- percent (1.75%), and (iii) at all times when the most recent compliance certificate delivered in accordance with SECTION 7.1(c) shows that the Consolidated Debt to Consolidated Tangible Net Worth Ratio is greater than or equal to 2.5 to 1.0, two and one-quarter percent (2.25%), provided, however, that the initial rate as of the date of the Eighth Amendment to this Agreement shall be the Eurodollar Rate plus two and one-quarter percent (2.25%) until such time as the most recent compliance certificate shall have been delivered in accordance with
         SECTION 7.1(c)."

         ""Commitments" shall mean the Revolving Credit Commitments, and Commitments means such obligation of all Lenders, as such amounts may be reduced pursuant to SECTION 2.7 or otherwise."

         ""EBITDA" means, for any period, the sum of net earnings (excluding net earnings or distributions of any entity in which Borrower has a minority interest, whether or not any distributions have been paid by such entity to Borrower) (plus or minus any material non-recurring charges or credits) of the Borrower and its Subsidiaries on a consolidated basis plus each of the following, to the extent actually deducted in arriving at such net earnings: (a) depreciation and amortization, (b) Interest Expense, and (c) Tax Expense."

         ""Fixed Charge Coverage Ratio" means (a)(i) EBITDA, less (ii) cash Tax Expense divided by (b)(i) principal payments made on Debt (including, without limitation, prepayments of Mortgage Debt and excluding payments on the Revolving Credit Loans), plus (ii) Interest Expense, plus (iii) cash dividends plus (iv) capital expenditures. With respect to both clauses (a) and (b) above, such amounts shall be first determined on March 31, 2001 for


EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 2 the most recent four quarters then ending; and thereafter shall be determined at the end of each succeeding fiscal quarter for the four consecutive quarters then ending."

         ""Revolving Credit Commitment" shall mean, for each Lender, the obligation of such Lender to make Revolving Credit Loans in an aggregate principal amount at any one time outstanding up to but not exceeding $9,500,000 (in each case as the same may be reduced from time to time pursuant to Section 2.7). The aggregate principal amount of the Revolving Credit Commitments is $19,000,000."

         Section 3. Amendment of Section 2.1. Section 2.1 is hereby amended to read in its entirety as follows:

         "Section 2.1 Advances. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make one or more Advances to Borrower from time to time from the date hereof to and including the Revolving Credit Termination Date under the Revolving Credit Commitment provided that (a) the aggregate outstanding amount of all Advances shall not at any time exceed the lesser of the Commitments or the Borrowing Base and (b) the outstanding Advances supported only by the Eligible Inventory component of the Borrowing Base (without giving effect to clause (c) of the definition thereof) shall not at any time exceed fifty percent (50%) of the aggregate outstanding amount of all Advances. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, Borrower may borrow, repay, and, solely with respect to the Revolving Credit Commitment, reborrow hereunder."

         Section 4. Amendment of Section 2.2. Section 2.2 is hereby amended in its entirety to read as follows:

         "Section 2.2. The Notes. The obligation of Borrower to repay the Advances shall be evidenced by the Notes executed and delivered by Borrower, substantially in the form of Exhibit A, payable to the order of each Lender, in the aggregate principal amount of the Commitments and dated the date of the Eighth Amendment to this Agreement."

         Section 5. Amendment of Section 2.3. Section 2.3 of the Credit Agreement is hereby amended to read in its entirety:

         "Section 2.3 Repayment of Advances. Borrower shall pay the unpaid principal amounts of all Revolving Credit Loans on the Revolving Credit Maturity Date."

         Section 6. Amendment of Section 8.4. Section 8.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "Section 8.4 Restricted Payments. Without the prior written consent of the Agent and the Lenders, Borrower will not declare or pay any dividends or make any other payment or distribution (in cash, property, or obligations) on account of its capital stock or redeem, purchase, retire, or otherwise acquire any of its capital stock, including the purchase or acquisition of any treasury stock, or set apart any money for a sinking or other analogous


EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 3 fund for any dividend or other distribution on its capital stock, or grant or issue any capital stock or any warrant, right, or option pertaining to its capital stock, or issue any security convertible into capital stock, or permit any of its Subsidiaries to purchase or otherwise acquire any capital stock of Borrower or another Subsidiary; provided, however, that so long as no Potential Default or Event of Default exists or would result, Borrower may pay dividends on its capital stock, in an amount not to exceed the sum of $428,000 in any fiscal quarter (as reflected in the most recent compliance certificate delivered by Borrower to Agent in accordance with SECTION 7.1(c) of this Agreement), and in the aggregate $1,710,000 during any fiscal year (as confirmed by the annual financial statements delivered by Borrower to Agent in accordance with SECTION 7.1(a) of this Agreement, so long as the payment of any such dividend would not create or result in the existence of an Event of Default or Potential Default and so long as Borrower remains in compliance with the Fixed Charge Coverage Ratio as evidenced by a covenant compliance certificate submitted to Agent showing the effect of any payment of dividends, provided, however, that the restrictions under this Section shall not apply to shares issued pursuant to the Craftmade International, Inc. 1999 Stock Option Plan."

         Section 7. Amendment of Section 9.1. Section 9.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "Section 9.1 Consolidated Debt to Consolidated Tangible Net Worth Ratio. Borrower will maintain a Consolidated Debt to Consolidated Tangible Net Worth Ratio of not greater than 3.1 to 1.0 at all times during the period from and including January 1, 2001 to June 30, 2001, and of not greater than 3.0 to 1.0 at all times during the period from and including June 30, 2001 and thereafter."

         Section 8. Amendment of Section 9.2. Section 9.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "Section 9.2 Intentionally Deleted."

         Section 9. Amendment of Section 9.4. Section 9.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "Section 9.4 Fixed Charge Coverage Ratio. Borrower will at all times maintain a Fixed Charge Coverage Ratio of greater than .9 to 1.0, which shall be first determined on March 31, 2001 for the most recent four quarters then ending; and thereafter such ratio shall be determined at the end of each succeeding fiscal quarter for the four consecutive quarters then ending."

         Section 10. Amendment and Restatement of Exhibits. Exhibit A-1 to the Credit Agreement is hereby amended and restated in its entirety to be in the form of Exhibit A to this Amendment. Exhibits A-2 and F-1 are hereby deleted as Exhibits to the Credit Agreement. Exhibits C and F to the Credit Agreement are hereby amended and restated in their entireties to be in the form of Exhibits C and F, respectively, to this Amendment.


EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 4

         Section 11. Representations; No Event of Default. Borrower hereby represents and warrants to Agent and Lenders that:

- the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and delivered in connection with this Amendment have been authorized by all requisite corporate (or company, as applicable) action on the part of Borrower and Guarantor and will not violate the certificate of incorporation or articles of incorporation (or other charter documents), as applicable, or bylaws of any of Borrower or Guarantor; and

- neither the certificate of incorporation or articles of incorporation (or other charter documents), as applicable, nor bylaws of any of Borrower or Guarantor have been amended or revoked since May 30, 1996 (or, in the case of Design Trends, ever amended), except as certified in writing to Agent and Lenders by Borrower or Guarantor contemporaneously with the execution and delivery of this Amendment; and

- the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document, are true and correct on and as of the date hereof as though made on and as of the date hereof; and

- as of the date of this Amendment, no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default (and in this connection Lenders hereby waive the Events of Default that occurred prior to the date of this Agreement (a) under Section 9.1 and
         (b) under Section 9.4); and

- each of Borrower and Guarantor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

         Section 12. Conditions Precedent. The effectiveness of this Amendment shall be subject to the following conditions precedent:

- Each Lender shall have received one promissory note of Borrower payable to the order of such Lender, in substantially the form of EXHIBIT A hereto, with appropriate completion, which promissory notes shall be in modification, increase and replacement of (but not in extinguishment of) those certain promissory notes payable to such Lender in the form of EXHIBIT A-1 AND EXHIBIT A-2 to the Credit Agreement (before giving effect to this Amendment), and dated as of May 12, 2000 and in the stated maximum principal amount of $8,000,000 and $1,5000,000, respectively; and

- Lenders shall have received a Secretary's Certificate from the secretary or assistant secretary of Borrower and Guarantor certifying and attaching appropriate corporate resolutions regarding the transactions contemplated hereby, and statements of incumbency; and


EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 5

- Lenders shall have received such other documents incidental and appropriate to the transactions provided for herein as Lenders or their counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to Lenders; and

- All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for Lenders retained at the expense of Borrower.

         Section 13. Guaranty. C/D/R hereby acknowledges, consents and agrees to this Amendment and (a) acknowledges that its obligations under that certain Guaranty Agreement executed by it effective as of May 30, 1996, in favor of Agent and Lenders, includes a guaranty of all of the obligations, indebtedness and liabilities of Borrower under the Credit Agreement as amended by this Amendment (specifically including the increased principal amount of $19,000,000 potentially available under the Credit Agreement), (b) represents to Agent and Lenders that such Guaranty remains in full force and effect and shall continue to be its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate, and that the prior amendments to the Credit Agreement and all documents executed in connection therewith have not operated, to reduce or discharge its obligations under such Guaranty.

         Section 14. Ratification. Borrower acknowledges that each of the Loan Documents is in all respects ratified and confirmed, and all of the rights, powers and privileges created by this Amendment or under the Loan Documents are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment. Except as expressly amended by this Amendment, the Credit Agreement is and shall be unchanged.

         Section 15. Liens and Security Interests. Borrower hereby extends and renews the Liens and security interests previously granted to Agent and Lenders and agrees that this Amendment shall in no manner affect or impair any Liens or security interests previously granted. Borrower hereby acknowledges that such Liens and security interests (a) secure all Debt to Lenders, specifically including the revolving credit facility increased by this Amendment, and (b) are valid and existing.

         Section 16. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

         Section 17. Joint and Several; Loan Documents. Any and all obligations of Borrower under the Loan Documents are joint and several, whether or not expressly so stated. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement. The "Agreement" as used in the Credit Agreement is a reference to the Credit Agreement as amended by this Amendment.

         Section 18. Enforceability. Borrower and Guarantor hereby represent and warrant that, as of the date of this Amendment, the Credit Agreement and all documents and instruments


EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 6 executed in connection therewith are in full force and effect and that there are no claims, counterclaims, offsets or defenses to any of such documents or instruments.

         Section 19. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

         THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

                  BORROWER:            CRAFTMADE INTERNATIONAL, INC.


                                       By:  /s/ James R. Ridings
                                          ------------------------------
                                       Name:    James R. Ridings
                                       Title:   Chief Executive Officer


                                       DUROCRAFT INTERNATIONAL, INC.


                                       By:  /s/ James R. Ridings
                                          -------------------------------
                                       Name:    James R. Ridings
                                       Title:   Chief Executive Officer


                                       TRADE SOURCE INTERNATIONAL, INC.


                                       By:  /s/ James R. Ridings
                                          -------------------------------
                                       Name:    James R. Ridings
                                       Title:   Chief Executive Officer


EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 7

                                       DESIGN TRENDS, LLC


                                       By:  /s/ James R. Ridings
                                          --------------------------------
                                       Name:    James R. Ridings
                                       Title:   Chief Executive Officer

                  GUARANTOR:           C/D/R INCORPORATED


                                       By:  /s/ Clifford Crimings
                                          --------------------------------
                                       Name:    Clifford Crimings
                                       Title:   President


                  LENDERS:             THE CHASE MANHATTAN BANK, as Agent and
                                       as Lender


                                       By:  /s/ Jerry G. Petrey
                                          --------------------------------
                                       Name:    Jerry G. Petrey
                                       Title:   Vice President


                                       THE FROST NATIONAL BANK


                                       By:  /s/ D. Michael Randall
                                          --------------------------------
                                       Name:    D. Michael Randall
                                       Title:   Senior Vice President


EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 8

                                                                       Exhibit A

                              REVOLVING CREDIT NOTE

$9,500,000.00                    Dallas, Texas                 February __, 2001

         FOR VALUE RECEIVED, the undersigned CRAFTMADE INTERNATIONAL, INC., a Delaware corporation, DUROCRAFT INTERNATIONAL, INC., a Texas corporation, DESIGN TRENDS, LLC and TRADE SOURCE INTERNATIONAL, INC., a Delaware corporation (jointly and severally, "Maker"), hereby promise to pay to the order of ("Payee"), at the offices of Agent at 2200 Ross Avenue, P.O. Box 660197, Dallas, Dallas County, Texas 75266-0197, in lawful money of the United States of America, the principal sum of NINE MILLION FIVE HUNDRED THOUSAND DOLLARS AND 00/100ths ($9,500,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance as hereinafter described.

         This Note is one of the Notes provided for in that certain Credit Agreement dated as of May 30, 1996 among Maker, The Chase Manhattan Bank (successor by merger to Chase Bank of Texas, National Association, formerly named Texas Commerce Bank National Association) as Agent, and the Lenders parties thereto (as the same may be amended or otherwise modified from time to time, including most recently pursuant to that certain Eighth Amendment to Credit Agreement of even date herewith, the "Agreement"). Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Agreement. Reference is hereby made to the Agreement for provisions affecting this Note, including, without limitation, provisions regarding the limitation of interest charged hereunder, the Collateral securing this Note, Potential Defaults and Events of Default and Payee's rights arising as a result of the occurrence thereof.

         Subject to the terms of the Agreement, the outstanding principal balance hereunder shall bear interest prior to maturity at a varying rate per annum that shall from day to day be equal to the lesser of (a) the Maximum Rate or (b) the Applicable Rate, each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, that if at any time the rate of interest specified in clause
(b) preceding shall exceed the Maximum Rate, thereby causing the interest rate thereon to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest thereon below the Maximum Rate until such time as the aggregate amount of interest accrued thereon equals the aggregate amount of interest which would have accrued thereon if the interest rate specified in clause (b) preceding shall at all times been in effect. All outstanding principal advanced under this Note shall be due and payable on the Revolving Credit Maturity Date. Accrued and unpaid interest on this Note shall be due and payable on the last Business Day of each month, commencing February 28, 2001, at the end of each Interest Period and on the Revolving Credit Maturity Date. All past due principal and interest shall bear interest at the Default Rate.

         Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

         If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, then Maker agrees to pay all costs, expenses and fees incurred by the holder, including reasonable attorneys' fees.

         This Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Note is performable in Dallas County, Texas.

         Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

         Maker hereby authorizes the holder hereof to record in its records all advances made to Maker hereunder and all payments made on account of the principal hereof, which records shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, that any failure by the holder hereof to make any such records shall not limit or otherwise affect the obligations of Maker under the Agreement or this Note.

         This Note is made and given in modification and replacement of (but not in extinguishment of) that certain promissory note executed and delivered by Maker, payable to the order of Payee, dated as of July 1, 1998, and in the stated maximum principal amount of $7,000,000, as amended by that certain promissory note executed and delivered by Maker, payable to the order of Payee dated November 12, 1999, and in the stated maximum principal amount of $8,000,000, as amended by that certain promissory note executed and delivered by Maker, payable to the order of Payee dated May 12, 2000, and in the stated maximum principal amount of $8,000,000 and as amended by that certain promissory note executed and delivered by Maker, payable to the order of Payee dated May 12, 2000, and in the stated maximum principal amount of $1,500,000.

         PURSUANT TO SECTION 346.004 OF THE TEXAS FINANCE CODE, CHAPTER 346 OF THE TEXAS FINANCE CODE SHALL NOT APPLY TO THIS NOTE, OR ANY ADVANCE OR LOAN EVIDENCED BY THIS NOTE.

         THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN MAKER AND PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF MAKER AND PAYEE. THERE ARE NO ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.


PROMISSORY NOTE - Page 2

                                      CRAFTMADE INTERNATIONAL, INC.


                                      By:
                                         --------------------------------------
                                                 Name: James R. Ridings
                                                 Title: Chief Executive Officer


                                      DUROCRAFT INTERNATIONAL, INC.


                                      By:
                                         --------------------------------------
                                               Name:  James R. Ridings
                                               Title:  Chief Executive Officer


                                      TRADE SOURCE INTERNATIONAL, INC.


                                      By:
                                         --------------------------------------
                                               Name:  James R. Ridings
                                               Title:  Chief Executive Officer


                                      DESIGN TRENDS, LLC


                                      By:
                                         --------------------------------------
                                               Name:
                                                      -------------------------
                                               Title:
                                                        -----------------------


PROMISSORY NOTE - Page 3

                                                                      Exhibit C

                              BORROWING BASE REPORT


The Chase Manhattan Bank, as Agent
Attention:  Jerry G. Petrey, Vice President
500 East Border Street
P.O. Box 250
Arlington, Texas  76004


Gentlemen:

         This Borrowing Base Report, for the month ending ____________, ____, is executed and delivered pursuant to that certain Credit Agreement (the "Credit Agreement") dated as of May 30, 1996, as amended, among Craftmade International, Inc., DuroCraft International, Inc., Trade Source International, Inc., Design Trends, LLC, The Chase Manhattan Bank, as Agent, and the Lenders parties thereto. All capitalized terms used therein have the meanings assigned to them in the Credit Agreement.

         The undersigned, an authorized officer of Borrower, on behalf of Borrower hereby represents and warrants to Agent and Lenders that:

         - all information contained herein is true, correct and complete; and

         - the total Eligible Accounts and Eligible Inventory referred to below represent the Eligible Accounts and Eligible Inventory that qualify for purposes of determining the Borrowing Base under the Credit Agreement; and

          - attached hereto as Exhibit "A" is a true, correct and complete Accounts Receivable Aging Report dated as of the date hereof.

         1.       Eligible Accounts

         (a)      Gross Accounts                                                        $__________
         (b)      Less:

                  (i)      Accounts over 60
                           days past due                                                $__________
                  (ii)     Accounts, not already included in (i), of any
                           account debtor whose accounts total $150,000.00 or
                           more if 20% of the dollar amount of all accounts of
                           such account debtor are 60 days or more past due.
                           [Applicable only if 18% or more of Borrower's total
                           Accounts are 60 days or more past due. % currently
                           past due _________].                                         $__________

                  (iii)    Affiliate Accounts                                           $__________
                  (iv)     Accounts subject to setoff or dispute                        $__________
                  (v)      Other ineligibles                                            $__________
                  (vi)     Total Ineligible Accounts
                           (sum of lines (i)-(v))                                       $__________
         (c)      Total Eligible Accounts
                  (line (a) minus line (b)(vi))               $__________ x 80% =       $__________

         2.       Eligible Inventory

         (a)      Gross finished inventory
                  (at lesser of cost or market)                                         $__________

         (b)      Gross unassembled lamp parts
                  (at lesser of cost or market)                                         $__________

         (c)      Total Gross Inventory
                  (sum of (a) + (b))                                                    $__________

         (d)      Less:  Ineligibles                                                    $__________

         (e)      Total Eligible Inventory
                  (line (c) minus line (d))
                  [line 2(e) may not exceed
                  line 1(c)]                                  $__________ x 55% =       $__________

         3.       Total Borrowing Base

                  (line 1(c) plus line 2(e)                                             $__________

         4.       Outstanding principal amount
                  of Advances                                                           $__________

         5.       Net Availability

                  (Lesser of Commitments [minus
                  outstanding face amount of Letters
                  of Credit] or Borrowing Base
                  (line 3)) minus line 4                                                 $__________

         If the amount listed on line 5 is a negative number, then Borrower will promptly repay such amount plus accrued interest thereon to Agent, for the ratable benefit of Lenders, in accordance with the Credit Agreement.

         The undersigned authorized officer of Borrower further represents and warrants on behalf


BORROWING BASE REPORT - Page 2
of Borrower to Agent and Lenders that the representations and warranties contained in Article 6 of the Credit Agreement and in each of the other Loan Documents are true and correct on and as of the date of this report as if made on and as of the date hereof, and that no Event of Default or Potential Default has occurred and is continuing.

Date:
      ---------------------

                                    BORROWER:

                                    CRAFTMADE INTERNATIONAL, INC.

                                    By:
                                       ------------------------------
                                    Name:    Kathy Oher
                                    Title:   Chief Financial Officer


                                    DUROCRAFT INTERNATIONAL, INC.

                                    By:
                                       ------------------------------
                                    Name:    Kathy Oher
                                    Title:   Chief Financial Officer


                                    TRADE SOURCE INTERNATIONAL, INC.

                                    By:
                                       ------------------------------
                                    Name:    Kathy Oher
                                    Title:   Chief Financial Officer

                                    DESIGN TRENDS, LLC

                                    By:
                                        -----------------------------
                                    Name:
                                          ---------------------------
                                    Title:
                                          ---------------------------


BORROWING BASE REPORT - Page 3

                                   EXHIBIT "A"
                                       TO
                              BORROWING BASE REPORT


                        Accounts Receivable Aging Report

                                                                       Exhibit F

                         COVENANT COMPLIANCE CERTIFICATE

The Chase Manhattan Bank, as Agent
Attention:  Jerry G. Petrey, Vice President
500 East Border Street
P.O. Box 250
Arlington, Texas 76004

Gentlemen:

         This Covenant Compliance Certificate covers the period from __________, ___ to ___________, ____, and is delivered pursuant to that certain Credit Agreement (the "Credit Agreement") dated as of May 30, 1996, as amended, among Craftmade International, Inc., Design Trends, LLC, DuroCraft International, Inc., Trade Source International, Inc., The Chase Manhattan Bank, as Agent, and the Lenders parties thereto. All capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as set forth in the Credit Agreement.

         The undersigned, an authorized officer of Borrower, does hereby certify to Agent and Lenders that:

         1. No Default. To the best of the undersigned's knowledge, no Event of Default and no Potential Default has occurred and is continuing (or if an Event of Default or Potential Default has occurred and is continuing, Exhibit "A" attached hereto outlines the nature thereof and the action which is proposed to be taken by Borrower with respect thereto).

         2. Consolidated Debt to Consolidated Tangible Net Worth Ratio (calculated as provided for in Section 9.1 of the Credit Agreement)

                  (a)      Consolidated Debt                                    $
                                                                                 -------------------------
                  (b)      Consolidated Tangible Net Worth                      $
                                                                                 -------------------------
                  (c)      Ratio [(a) divided by (b)]
                           (must not be greater than 3.1 to 1.0 before 06/30/01;
                           3.0 to 1.0 at 06/30/01 and thereafter)
                                                                                 --------------------------

         3. Funded Debt to EBITDA Ratio (calculated with respect to the twelve most recently completed calendar months):

                  (a)      Funded Debt                                          $
                                                                                 -------------------------

                           Net income
                           (after Minority Interest income)                     $
                                                                                 ------------------------
                           (after interest & tax expenses)                      $
                                                                                 -------------------------
                           Plus: Interest Expense                               $
                                                                                 -------------------------
                           Plus:  Tax Expense                                   $
                                                                                 -------------------------
                           Plus:  Depreciation                                  $
                                                                                 -------------------------
                           Plus:  Amortization                                  $
                                                                                 -------------------------

                  (b)      Equals: EBITDA                                       $
                                                                                 -------------------------

                           Funded Debt to EBITDA Ratio
                           [(a) divided by (b)] (must not be greater
                              than 1.75 to 1.0 at 01/01/01 and thereafter)
                                                                                 -------------------------

         4. Applicable Rate Determination (applies only with respect to Eurodollar Advances): The Applicable Rate shall be determined according to the following under the Consolidated Debt to Consolidated Tangible Net Worth Ratio, such ratio to be measured at end of each calendar quarter for purposes of the Eurodollar Advances.

                      Consolidated Debt to Consolidated
                      Tangible Net Worth Ratio                                  Circle One
                      ---------------------------------                         ----------
                      Less than 2.0 to 1.0,
                      Applicable Rate equals                                    Eurodollar Rate + 1.5%

                      Greater than or equal to 2.0 to 1.0
                      but less than 2.5 to 1.0,
                      Applicable Rate equals                                    Eurodollar Rate + 1.75%

                      Greater than or equal to 2.5 to 1.0
                      Applicable Rate equals                                    Eurodollar Rate + 2.25%

         5. Fixed Charge Coverage Ratio (calculated as provided in Section 9.4 of the Credit Agreement) - must be greater than .9 to 1.0 at 03/31/01 and at all times thereafter; determined first for the fiscal quarter ending March 31, 2001 for the most recent four quarters then ending; thereafter determined at the end of each succeeding fiscal quarter for the four consecutive quarters then ending.

                           EBITDA                                               $
                                                                                 -------------------------
                           Less:  cash Tax Expense                              $
                                                                                 -------------------------
                           Equals:  Numerator (i.e., cash for coverage)         $
                                                                                 --------------------------

                           Principal payments on Debt (including
                           prepayments of Mortgage Debt,
                           excluding payments on the revolver loan)             $
                                                                                 -------------------------
                           Plus:  Interest Expense                              $
                                                                                 --------------------------
                           Plus:  cash dividends                                $
                                                                                 --------------------------
                           Plus:  capital expenditures                          $
                                                                                 --------------------------
                           Equals:  Denominator (i.e., charges)                 $
                                                                                 --------------------------

                           Numerator divided by denominator =                        ___________ to 1.0


COVENANT COMPLIANCE CERTIFICATE - Page 2

         6.       a.  Total amount of dividends paid in the
                  fiscal quarter ending/ended ______, 200_.
                  (Not to exceed $428,000 quarterly)                            $
                                                                                 --------------------------

                  b.  Total amount of dividends paid year to date
                  (Not to exceed $1,710,000 in fiscal year)                     $
                                                                                 -------------------------

         7.       Borrower has not made any Treasury Stock Purchases in
         the fiscal quarter ending/ended ______, 200_.  Compliance (circle one)           Yes     No

         Attached hereto are Schedules setting forth the calculations supporting the computations set forth in Items 2, 3, 4 and 5 of this Covenant Compliance Certificate. All information contained herein and on the attached Schedules is true, complete and correct.

         IN WITNESS WHEREOF, the undersigned has executed this certificate effective this ______ day of 200_.

                                         CRAFTMADE INTERNATIONAL, INC.


                                         By:
                                            -----------------------------------
                                              Name: Kathy Oher
                                              Title: Chief Financial Officer

                                         DUROCRAFT INTERNATIONAL, INC.


                                         By:
                                            -----------------------------------
                                              Name: Kathy Oher
                                              Title: Chief Financial Officer

                                         TRADE SOURCE INTERNATIONAL, INC.


                                         By:
                                            -----------------------------------
                                              Name: Kathy Oher
                                              Title: Chief Financial Officer

                                         DESIGN TRENDS, LLC


                                         By:
                                            -----------------------------------
                                              Name:
                                                    ---------------------------
                                              Title:
                                                       ------------------------


COVENANT COMPLIANCE CERTIFICATE - Page 3